SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 2, 2006

Featherlite, Inc.
(Exact name of Registrant as Specified in its Charter)

Minnesota
(State or Other Jurisdiction of Incorporation)

000-24804	41-1621676
(Commission File Number)	(IRS Employer Identification No.)

Highways 63 and 9
Cresco, Iowa 52136
(Address of Principal Executive Offices and Zip Code)

(563) 547-6000
(Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4© under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On May 2, 2006, Featherlite, Inc. issued a press release announcing the results for the first quarter ended Mar. 31, 2006. The full text of the press release is set forth in Exhibit 99.1 to this Current report.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements: None.

(b) Pro forma financial information: None

(c) Exhibits:
99.1 Press Release dated May 2, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FEATHERLITE, INC.

Date: May 3, 2006	By:	/s/ Jeffery A. Mason

Chief Financial Officer

SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

EXHIBIT INDEX
to
FORM 8-K

FEATHERLITE, INC.

Date of Report:		Commission File No.
May 2, 2006		000-24804

Exhibit No.	ITEM
99.1	Press Release dated May 2, 2006